Exhibit 10.1

AMENDMENT NO. 3 TO

EMPLOYMENT AGREEMENT

This Amendment No. 3 (“Amendment”) to the Amended and Restated Employment Agreement dated April 29, 2022, as amended on May 17, 2023 and December 7, 2023 (the “Agreement”), is made and entered into as of September 19, 2024, by and between La Rosa Holdings Corp., a Nevada corporation (the “Company”), and Joseph La Rosa, an individual (“Executive”). Each of the Company and Executive is herein referred to as “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, the Company and the Executive desire to amend the Agreement to revise certain terms, conditions and obligations of the Parties with respect to the Executive’s employment as the Chief Executive Officer and President of the Company.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

1. The heading of Section 4.2 of the Agreement is hereby deleted in its entirety, and in its place the following is inserted: “4.2 Bonus”.

2. Section 4.2 of the Agreement is hereby amended by adding a following subsection (d):

“(d) Notwithstanding the provisions of the second sentence of Section 4.2(a) of the Agreement, the Executive may be eligible to receive other bonuses throughout the calendar year in the amount and based on the terms approved by the Compensation Committee in its sole and exclusive discretion.”

3. Except as set forth above, all of the terms, conditions and provisions of the Agreement shall be and remain in full force and effect. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. This Amendment shall be effective on the date set forth above.

4. This Amendment may be executed in counterpart, which taken together shall constitute on fully executed Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed on the date first written above.

LA ROSA HOLDINGS CORP.

/s/ Kent Metzroth
Signature

Kent Metzroth
Print Name

Chief Financial Officer
Title

/s/ Joseph La Rosa
Joseph La Rosa